UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2008 (January 3, 2008)
LUMINEX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30109	74-2747608

(State or Other Jurisdiction of Incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 219-8020
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 3, 2008, Luminex Corporation (the “Company”) issued a press release announcing that its xTAGTM Respiriatory Viral Panel (“xTAG RVP”) has received 501(k) clearance from the U.S. Food and Drug Administration. A copy of the press release is attached hereto as Exhibit 99.1.
     The Company also announced that its management will hold a conference call to discuss the product launch of xTAG RVP. The conference call will be held at 4:30 Eastern Time on January 3, 2008. The conference call, which will be webcast live, may be accessed at http://www.luminexcorp.com. A copy of the slides accompanying the conference call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Luminex Corporation dated January 3, 2008.

Exhibit 99.2	Slide presentation for January 3, 2008 conference call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: January 3, 2008	By:	/s/ Harriss T. Currie
Harriss T. Currie
Vice President, Finance Chief Financial Officer